UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-22668

ETF Series Solutions
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Paul Fearday
ETF Series Solutions
615 East Michigan Street
Milwaukee, WI 53202
 (Name and address of agent for service)

(414)-765-5346
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period:  November 30, 2016

Item 1. Reports to Stockholders.

Annual Report
November 30, 2016

Validea Market Legends ETF
Ticker: VALX

Validea Market Legends ETF

Validea Market Legends ETF

Dear Validea Market Legends ETF Shareholders,

Thank you for your investment in the Validea Market Legends ETF (“VALX”), referred to herein as “the Fund”. The information presented in this letter relates to the performance of the Fund through the fiscal year end date of November 30th, 2016.

The Fund is an actively managed ETF that invests in equity securities selected using Validea Capital’s proprietary investment system, which is based on our interpretation of the published investment strategies of Wall Street legends. In total, Validea Capital runs over 20 distinct fundamentally-based investment approaches, and the Fund is comprised of 100 stocks using 10 distinct “guru”-based models that utilize a wide variety of investment styles, including value, growth, momentum and income. Of the ten unique strategies, the Fund maintains a value investing bias and most of the Fund holdings tend to be in the small and mid-capitalization areas of the market. These portfolio characteristics, which we believe have the potential to be positive contributors to the long term performance of the Fund, have influenced the Fund’s performance in the current fiscal year as discussed below.

From December 1st, 2015 through November 30th, 2016, the primary factor affecting the Fund’s performance has been the improved performance of small and mid-cap stocks relative to large-cap stocks, and value stocks relative to growth stocks.

In this letter, we will focus on these trends, what is driving them, and how they affect our expectations going forward.

Since the end of 2010, large-caps have outperformed their smaller cap brethren. The Russell 1000 (an index representing large-cap stocks) enjoyed a total return of 101% whereas the Russell 2000 (one of the most popular small-cap indices) showed a gain of 88%. As a result, the notion of the “small-cap premium”—additional return to an investor to compensate for the increased risk associated with smaller businesses—has been called into question by some.

Is the Small-Cap Premium Real?

In 2015, Gerstein Fisher published an article, “Is the Small Cap Stock Premium Disappearing?” that discusses the significant outperformance of small-caps versus large-caps between 1926 – 2014.

The article points out, however, that the small-cap premium has fallen off since 1995 and since 2005 has nearly disappeared. However, in a paper released last year by U.S. hedge fund AQR entitled “Size Matters if You Control Your Junk”, the idea of the small-cap premium is resurrected by introducing the quality of the underlying business into the equation. This was measured objectively based on metrics such as profitability, profit growth, earnings stability and high dividend payouts.

Those at the opposite end of this spectrum were considered “junk” stocks. The study found that, when the high quality small-cap stocks were culled out and analyzed, they not only outperformed large-caps by a significant margin, but they did so consistently across time, industries and markets. The low-quality small-caps had essentially been dragging down the performance of the entire group, which raises further questions and deepens the discussion around size premium.

Validea Market Legends ETF

My analysis of various investment strategies and factors (i.e. value, momentum, size, profitability) has revealed that a factor that seems to work well in one market cycle may not necessarily work in another. Furthermore, periods of outperformance by one type of stock over another tended to cluster at pivot points in the market cycle:

●	During the late 1990s, growth and high technology names were significantly outperforming small caps.
●	Beginning in 2000, the bear market ushered in a massive rotation out of those expensive names into the small cap universe.
●
From the end of 2000 to 2007, small-caps (and value stocks) had a stellar run relative to large-cap indices like the S&P 500, but during the 2008/2009 financial crisis the leadership started to change again. In what has been a low growth environment over the last few years, the market has shunned smaller stocks in favor of more established, larger names.

Since the Trump victory through the end of November 2016, however, small-caps have rallied big-time, with the Russell 2000 index gaining 10.75% versus the S&P 500’s 2.95%. This is a significant reversal compared to their respective gains between 2013 and election day—when the Russell gained only 6.83% versus a whopping 22.92% for the S&P 500.

The Validea Market Legends ETF uses a strategy that is all-cap in nature and therefore it has exposure to small, mid and large-cap stocks. The return of market indices can often be misleading because they are market-cap weighted and their returns are overly influenced by the largest stocks. The overall market universe, however, is about 80% small and mid-cap and 20% large-cap. So as an all-cap manager, our portfolio breakdown typically looks like the overall market universe and not much like the major market indices like the S&P 500. So when small and mid-caps are underperforming as they did in 2014 and 2015, our portfolios may be weighed down. However, when small and mid-caps are performing well, as they were in 2016, the small cap exposure may be a net positive, and if history is any guide we believe it could be a significant positive over the long-term. Additionally, by identifying the most fundamentally sound stocks within our universe, our strategies seek to add alpha due to stock selection over time.

What about the Value Premium?

In last year’s letter, we discussed the long term drought for value stocks. It’s not that value stocks have declined since the financial crisis, but they have trailed growth stocks materially since then. Heading into 2016, it was only the third time since 1937 that value stocks had trailed growth stocks on a trailing 10 year basis. The other two periods were the Great Depression (1929-1939/40), the “Technology Stock Bubble” (1989-1999).

Validea Market Legends ETF

In early 2016, Dodge & Cox published a report, “Staying the Course in Value Investing”, which showed that over time value stocks, based on low price-to-book and/or low price-to-earnings ratios, tended to outperform more expensive growth names and that extended periods of underperformance relative to growth resulted in a widening valuation spread between value and growth. As the value spread widened, the outperformance of value stocks was magnified once the reversion back into value starts to occur.

This is exactly what we saw in 2016, starting at the mid-year point. Since June 30th, the Russell 1000 value, for example, was up over 7.70% while the Russell 1000 Growth index was up 4.35% through November 30th.

Looking at the guru models used in our investing system, many value strategies, including ones based on Ken Fisher’s Price-to-Sales model, John Neff’s Low-PE approach, David Dreman’s Contrarian Investor method and Ben Graham’s Value model have seen significant performance turns to the upside over the last six months.

Value stocks have a few things going for them that we believe could make for an extended run of outperformance.

●	The first, like we have outlined, is that relative underperformance over the last few years sets the stage for mean reversion for value stocks to generate stronger returns.
●
Higher interest rates make future cash flows worth less, meaning that growth stocks tend to do better when rates are falling because their future growth is discounted at a lower rate and is worth more now, and value stocks, whose value is less based on future cash flows, tend to do better when rates are higher and current cash flows matter more. The odds look very strong for higher rates over the next few years, which would benefit value.

●
Lastly, industries that could benefit if Trump delivers on various policies initiatives include Financials, Industrials, and Cyclicals and potentially Energy, and they are all areas dominated by value.

Two sides of the Stock Market

Over long periods of time, the stock market has shown the ability to produce reasonably consistent returns for investors. However, over short periods of time, the market is risky. The annualized Standard Deviation of the S&P 500 since 1940 has been 17.30%, meaning that 68% of the time the yearly returns are +/- 17.30% greater or less than the long term average return of the S&P. So far in 2016, with the S&P being up 9.79%, it looks like this year will end up being rare in that the return for the S&P 500 will come very close to its long term average.

And models that seek long-term outperformance, like ours, tend to have even more variation. In both cases, though, the key to long-term success is to stay the course and trust what works over the long-term. That is what we have done since launching the Fund in late 2014 and we are confident that approach will provide an opportunity to be rewarded over the long-term.

Validea Market Legends ETF

Fund and Individual Stock Performance

From the Fund’s inception date of 12/9/2014 through the fiscal year end of November 30, 2016, the Fund was up an average annualized 1.82% at its market price and 1.65% at NAV. For this same period, VALX underperformed the S&P 500 Index by 3.96% and the Russell 2000 index by 5.46% at its market price. Over the last 12 months ended November 30, 2016, the Validea Market Legends ETF returned 6.65% compared to 8.06% for the S&P 500 and 12.08% for the Russell 2000.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 800-730-3457. Performance periods for greater than one-year are annualized. The gross expense ratio of the Fund is 0.79%.

From a sector perspective, economically sensitive market groups like basic materials, energy and capital goods were positives for the Fund during the fiscal year while the exposure to healthcare, consumer non-cyclical and utilities were drags during the year.

The Fund maintains an all cap investment strategy and our models are free to seek out the most fundamentally attractive stocks based on the underlying investment criteria in each model. During the fiscal year, the Fund had 43% exposure to small caps, 39% exposure to mid-caps and 16% exposure to large cap companies. The small cap stocks were the best performing group out of the three tranches of stocks held in the portfolio.

In terms of individual stock performance, some of the best performing holdings came from exposure in the smaller cap energy space. For instance, Helix Energy Solutions was up 181%, EP Energy saw a gain of 125% and Forum Energy Technologies had a gain of 11%. On the whole, Energy names made up four out of the top ten performing positions. On the down side, three out of the ten worst performers were in the healthcare space and the fund saw some large losses on a handful of tech-related names, including Qualys Inc, First Solar and Syntel.

We thank you for putting your investment in the Validea Market Legends ETF and for putting your trust in our guru-based investing system and strategies.

Sincerely,

John P. Reese
Chief Executive Officer, Adviser to the Fund

Validea Market Legends ETF

Past performance does not guarantee future results.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice. Must be preceded or accompanied by a current prospectus.

Fund holdings and allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please see the Schedule of Investments in this report for complete Fund holdings.

Investing involves risk. Principal loss is possible. The Validea Market Legends ETF has the same risks as the underlying securities traded on the exchange throughout the day. Redemptions are limited and often commissions are charged on each trade, and ETFs may trade at a premium or discount to their net asset value. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. The Fund invests in foreign and emerging markets securities which involve political, economic and currency risks, greater volatility and differences in accounting methods. The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility than large-capitalization companies. The Adviser relies heavily on proprietary quantitative models as well as information and data supplied by third parties. When models and data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks.

Value investing is subject to the risk that intrinsic values of investments may not be recognized by the broad market or that their prices may decline. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

The S&P 500 Index is a broad-based index of 500 stocks, which is widely recognized as representative of the equity market in general. The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity market. Russell 1000 Growth Index measures the large-cap growth stock segment of the market. The Russell 1000 Value Index measures the large-cap value stock segment of the market. The Russell 2000 Value Index measures the performance of the small-cap value stock segment of the U.S. equity universe.

The indexes do not reflect any management fees, transaction costs, or expenses. Indexes are unmanaged and one cannot invest directly in an index.

Investment Strategy Definitions

●	Alpha measures the active return on an investment. A fund’s excess return relative to its appropriate benchmark is a measure of a fund’s alpha.
●	Standard Deviation measures the dispersion of a set of data (daily, monthly or annual returns) around the mean.
●	The price-to-earnings ratio, or “P/E” ratio, is an equity valuation multiple. The formula for P/E is market price per share divided by annual earnings per share.
●	The price-to-book ratio, or “P/B” ratio, is an equity valuation multiple. The formula for P/E is market price per share divided by book value per share.
●	The price-to-sales, or “P/S” ratio, is an equity valuation multiple. The formula for P/E is market price per share divided by total sales per share.

Validea Capital Management is the Adviser to the Validea Market Legends ETF which is distributed by Quasar Distributors, LLC.

Validea Market Legends ETF

PERFORMANCE SUMMARY (Unaudited)

Growth of $10,000

		Since
Average Returns		Inception
Year Ending November 30, 2016	1 Year	(12/9/14)
Validea Market Legends ETF—NAV	6.65%	1.65%
Validea Market Legends ETF—Market	6.91%	1.82%
S&P 500 Index	8.06%	5.61%
Russell 2000 Index	12.08%	7.11%

This chart illustrates the performance of a hypothetical $10,000 investment made on December 9, 2014 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

Validea Market Legends ETF

PORTFOLIO ALLOCATION
As of November 30, 2016 (Unaudited)

Percentage of
Sector	Net Assets
Manufacturing	36.7%
Finance and Insurance	12.9
Retail Trade	9.8
Wholesale Trade	6.1
Mining, Quarrying, and Oil and Gas Extraction	5.8
Information	4.4
Construction	3.6
Professional, Scientific, and Technical Services	3.6
Educational Services	2.7
Real Estate and Rental and Leasing	2.7
Transportation and Warehousing	2.5
Accommodation and Food Services	1.9
Administrative and Support and Waste Management and Remediation Services	1.8
Utilities	1.6
Agriculture, Forestry, Fishing and Hunting	1.1
Management of Companies and Enterprises	1.0
Short-Term Investments	0.9
Closed-End Funds	0.8
Other Assets in Excess of Liabilities	0.1
Rights	0.0
Total	100.0%

Validea Market Legends ETF

SCHEDULE OF INVESTMENTS
November 30, 2016

Shares	Security Description	Value
	COMMON STOCKS – 98.2%

	Accommodation and Food Services – 1.9%
2,988	Darden Restaurants, Inc.	$219,020
11,543	Ruth’s Hospitality Group, Inc.	196,231
		415,251
	Administrative and Support and Waste Management and Remediation Services – 1.8%
4,728	Robert Half International, Inc.	212,145
7,963	West Corporation	189,997
		402,142
	Agriculture, Forestry, Fishing and Hunting – 1.1%
26,261	Fibria Celulose SA – ADR	238,975
	Construction – 3.6%
38,299	Helix Energy Solutions Group, Inc. (a)	400,225
14,925	Tutor Perini Corporation (a)	389,542
		789,767
	Educational Services – 2.7%
3,886	Strayer Education, Inc. (a)	284,572
3,887	TAL Education Group – ADR (a)	297,472
		582,044
	Finance and Insurance – 12.9%
3,918	Amerisafe, Inc.	248,989
6,682	AmTrust Financial Services, Inc.	170,124
2,014	Banco Macro SA – ADR	139,349
8,223	BofI Holding, Inc. (a)	194,309
967	Credit Acceptance Corporation (a)	185,509
5,654	Grupo Financiero Galicia S.A. – ADR	153,732
9,203	Home BancShares, Inc.	238,082
10,914	Maiden Holdings, Ltd.	168,076
8,145	Noah Holdings, Ltd. – ADR (a)	200,285
13,874	Retrophin, Inc. (a)	284,001
10,083	Universal Insurance Holdings, Inc.	241,992
2,175	Verisk Analytics, Inc. (a)	180,699
10,277	Waddell & Reed Financial, Inc.	200,710
7,406	Walker & Dunlop, Inc. (a)	217,662
		2,823,519

The accompanying notes are an integral part of these financial statements.

Validea Market Legends ETF

SCHEDULE OF INVESTMENTS
November 30, 2016 (Continued)

Shares	Security Description	Value
	COMMON STOCKS (Continued)

	Information – 4.4%
3,244	Argan, Inc.	$196,100
12,274	KT Corporation – ADR (a)	170,240
972	NetEase, Inc. – ADR	217,825
3,346	Ubiquiti Networks, Inc. (a)	187,242
1,907	Walt Disney Company	189,022
		960,429
	Management of Companies and Enterprises – 1.0%
5,107	FCB Financial Holdings, Inc. (a)	225,985
	Manufacturing – 36.7%
7,907	AAON, Inc.	260,140
2,004	American Woodmark Corporation (a)	153,607
4,521	Anika Therapeutics, Inc. (a)	210,950
1,514	Apple, Inc.	167,327
2,034	Arista Networks, Inc. (a)	192,844
8,095	Benchmark Electronics, Inc. (a)	229,493
5,791	Cooper Tire & Rubber Company	221,795
7,221	Cree, Inc. (a)	182,836
15,325	Dana Incorporated	258,839
2,735	Drew Industries, Inc.	287,448
3,512	Dril-Quip, Inc. (a)	198,604
6,344	FARO Technologies, Inc. (a)	230,922
4,208	First Solar, Inc. (a)	127,587
3,768	Five Prime Therapeutics, Inc. (a)	216,735
4,946	Fossil Group, Inc. (a)	165,295
5,306	Greenbrier Cos Inc.	205,873
5,016	Hain Celestial Group, Inc. (a)	196,577
4,579	Innospec, Inc.	300,840
3,590	Inogen, Inc. (a)	231,304
3,292	John B. Sanfilippo & Son, Inc.	209,700
7,849	LeMaitre Vascular, Inc.	177,937
18,939	LG Display Company, Ltd. – ADR (a)	224,995
3,435	Monster Beverage Corporation (a)	153,716
58,062	PDL BioPharma, Inc.	127,156
2,509	Polaris Industries, Inc.	217,932
1,925	Sanderson Farms, Inc.	155,251

The accompanying notes are an integral part of these financial statements.

Validea Market Legends ETF

SCHEDULE OF INVESTMENTS
November 30, 2016 (Continued)

Shares	Security Description	Value
	COMMON STOCKS (Continued)

	Manufacturing (Continued)
6,468	Sanmina Corporation (a)	$212,474
688	Sherwin-Williams Company	184,845
6,634	Smith & Wesson Holding Corporation (a)	154,771
9,944	Supernus Pharmaceuticals, Inc. (a)	214,293
1,878	Taro Pharmaceutical Industries, Ltd. (a)	191,856
3,688	Thor Industries, Inc.	370,902
1,642	United Therapeutics Corporation (a)	206,252
2,046	Universal Forest Products, Inc.	203,250
3,785	Valero Energy Corporation	233,005
16,048	Wabash National Corporation (a)	221,302
3,725	Westlake Chemical Corporation	220,408
9,970	Winnebago Industries, Inc.	323,527
		8,042,588
	Mining, Quarrying, and Oil and Gas Extraction – 5.8%
21,111	Atwood Oceanics, Inc.	199,710
48,416	EP Energy Corporation (a)	257,089
14,620	Forum Energy Technologies, Inc. (a)	317,985
3,081	Helmerich & Payne, Inc.	233,078
15,330	Superior Energy Services, Inc.	264,289
		1,272,151
	Professional, Scientific, and Technical Services – 3.6%
3,750	Cognizant Technology Solutions Corporation (a)	206,550
1,003	FactSet Research Systems, Inc.	160,650
3,387	Insperity, Inc.	245,219
17,439	Wipro, Ltd. – ADR	167,240
		779,659
	Real Estate and Rental and Leasing – 2.7%
9,258	AGNC Investment Corporation	172,754
9,443	Duke Realty Corporation #	240,136
6,128	Marcus & Millichap, Inc. (a)	168,214
		581,104
	Retail Trade – 9.8%
7,921	Buckle, Inc.	200,401
2,686	Dillard’s, Inc.	192,076

The accompanying notes are an integral part of these financial statements.

Validea Market Legends ETF

SCHEDULE OF INVESTMENTS
November 30, 2016 (Continued)

Shares	Security Description	Value
	COMMON STOCKS (Continued)

	Retail Trade (Continued)
2,561	Foot Locker, Inc.	$183,547
6,764	GameStop Corporation	167,003
2,842	Genesco, Inc. (a)	179,615
2,090	REX American Resources Corporation (a)	204,151
4,437	Ross Stores, Inc.	299,897
3,162	TJX Companies, Inc.	247,711
5,187	United Natural Foods, Inc. (a)	243,530
6,917	Urban Outfitters, Inc. (a)	218,577
		2,136,508
	Transportation and Warehousing – 2.5%
4,864	Hawaiian Holdings, Inc. (a)	249,766
4,451	United Continental Holdings, Inc. (a)	306,897
		556,663
	Utilities – 1.6%
6,981	Korea Electric Power Corporation – ADR (a)	138,154
4,267	Ormat Technologies, Inc.	204,091
		342,245
	Wholesale Trade – 6.1%
4,907	Avnet, Inc.	225,182
3,821	Dorman Products, Inc. (a)	276,029
17,233	Rayonier Advanced Materials, Inc.	239,194
2,709	Reliance Steel & Aluminum Company	219,700
2,333	Tech Data Corporation (a)	198,002
19,871	Xerox Corporation	185,793
		1,343,900
	TOTAL COMMON STOCKS (Cost $17,719,073)	21,492,930

	CLOSED-END FUNDS – 0.8%
10,398	American Capital, Ltd. (a)	180,197
	TOTAL CLOSED-END FUNDS (Cost $173,836)	180,197

The accompanying notes are an integral part of these financial statements.

Validea Market Legends ETF

SCHEDULE OF INVESTMENTS
November 30, 2016 (Continued)

Shares	Security Description	Value
	RIGHTS – 0.0%
3,881	Safeway Casa Ley (a)^	$—
3,881	Safeway PDC, LLC (a)^	—
	TOTAL RIGHTS (Cost $0)	—
	SHORT-TERM INVESTMENTS – 0.9%
194,904	Morgan Stanley Institutional Liquidity Funds – Treasury Portfolio – Institutional Share Class, 0.26%*	194,904
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $194,904)	194,904
	TOTAL INVESTMENTS – 99.9%
	(Cost $18,087,813)	21,868,031
	Other Assets in Excess of Liabilities – 0.1%	20,231
	NET ASSETS – 100.0%	$21,888,262

Percentages are stated as a percent of net assets.

(a)	Non-income producing security
ADR	American Depositary Receipt
#	Real Estate Investment Trust (“REIT”)
^	Security is fair valued under supervision of the Board of Trustees and categorized as a Level 3 security.
*	Rate shown is the annualized seven-day yield as of November 30, 2016.

The accompanying notes are an integral part of these financial statements.

Validea Market Legends ETF

STATEMENT OF ASSETS AND LIABILITIES
At November 30, 2016

ASSETS
Investments in securities, at value (Cost $18,087,813)	$21,868,031
Dividends and interest receivable	33,798
Total assets	21,901,829

LIABILITIES
Management fees payable	13,567
Total liabilities	13,567

NET ASSETS	$21,888,262

Net assets consist of:
Paid-in capital	$21,910,871
Undistributed (accumulated) net investment income (loss)	139,000
Accumulated net realized gain (loss) on investments	(3,941,827)
Net unrealized appreciation (depreciation) on investments	3,780,218
Net assets	$21,888,262

Net asset value:
Net assets	$21,888,262
Shares outstanding^	850,000
Net asset value, offering and redemption price per share	$25.75

^	No par value, unlimited number of shares authorized.

The accompanying notes are an integral part of these financial statements.

Validea Market Legends ETF

STATEMENT OF OPERATIONS
For the Year Ended November 30, 2016

INCOME
Dividends (net of foreign taxes withheld of $1,849)	$304,066
Interest	288
Total investment income	304,354

EXPENSES
Management fees	165,353
Total expenses	165,353
Net investment income (loss)	139,001

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	(1,431,656)
Change in unrealized appreciation (depreciation) on investments	2,588,480
Net realized and unrealized gain (loss) on investments	1,156,824
Net increase (decrease) in net assets resulting from operations	$1,295,825

The accompanying notes are an integral part of these financial statements.

Validea Market Legends ETF

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended November 30, 2016	Period Ended November 30, 2015*
OPERATIONS
Net investment income (loss)	$139,001	$42,805
Net realized gain (loss) on investments	(1,431,656)	(2,131,306)
Change in unrealized appreciation (depreciation) on investments	2,588,480	1,191,738
Net increase (decrease) in net assets resulting from operations	1,295,825	(896,763)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(61,095)	—
Total distributions to shareholders	(61,095)	—

CAPITAL SHARE TRANSACTIONS
Proceeds from subscriptions	—	25,111,300
Payments for shares redeemed	(2,346,960)	(1,214,045)
Net increase (decrease) in net assets derived from capital share transactions (a)	(2,346,960)	23,897,255
Net increase (decrease) in net assets	$(1,112,230)	$23,000,492

NET ASSETS
Beginning of year/period	$23,000,492	$—
End of year/period	$21,888,262	$23,000,492
Undistributed (accumulated) net investment income (loss)	$139,000	$42,810

(a)	A summary of capital share transactions is as follows:

	Year Ended November 30, 2016	Period Ended November 30, 2015*
	Shares	Shares
Subscriptions	—	1,000,000
Redemptions	(100,000)	(50,000)
Net increase (decrease)	(100,000)	950,000

*	Fund commenced operations on December 9, 2014. The information presented is for the period from December 9, 2014 to November 30, 2015.

The accompanying notes are an integral part of these financial statements.

Validea Market Legends ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each year/period

	Year Ended November 30, 2016	Period Ended November 30, 2015(1)
Net asset value, beginning of year/period	$24.21	$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(2)	0.15	0.05
Net realized and unrealized gain (loss) on investments	1.45	(0.84)
Total from investment operations	1.60	(0.79)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from:
Net investment income	(0.06)	—
Total distributions	(0.06)	—

Net asset value, end of year/period	$25.75	$24.21

Total return	6.65%	(3.16	)%(3)

SUPPLEMENTAL DATA:
Net assets at end of year/period (000’s)	$21,888	$23,000

RATIOS TO AVERAGE NET ASSETS:
Expenses to average net assets	0.79%	0.79	%(4)
Net investment income (loss) to average net assets	0.66%	0.22	%(4)

Portfolio turnover rate(5)	124%	103	%(3)

(1)	Commencement of operations on December 9, 2014.
(2)	Calculated based on average shares outstanding during the period.
(3)	Not annualized.
(4)	Annualized.
(5)	Excludes the impact of in-kind transactions.

The accompanying notes are an integral part of these financial statements.

Validea Market Legends ETF

NOTES TO FINANCIAL STATEMENTS
November 30, 2016

NOTE 1 – ORGANIZATION

Valdiea Market Legends ETF (the “Fund”) is a non-diversified series of ETF Series Solutions (“ESS”) (the “Trust”), an open-end management investment company consisting of multiple investment series, organized as a Delaware statutory trust on February 9, 2012. The Trust is registered with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares is registered under the Securities Act of 1933, as amended (the “Securities Act”). The investment objective of the Fund is to seek capital appreciation, with a secondary focus on income. The Fund commenced operations on December 9, 2014.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Series –Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation. All equity securities, including domestic and foreign common stocks, preferred stocks, exchange traded funds, real estate investment trusts (“REITs”) and closed-end funds that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”) are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value. Investments in mutual funds, including money market funds, are valued at their net asset value (“NAV”) per share. Short-term securities that have maturities of less than 60 days at the time of purchase are valued at amortized cost, which, when combined with accrued interest, approximates fair value.

Validea Market Legends ETF

NOTES TO FINANCIAL STATEMENTS
November 30, 2016 (Continued)

Securities for which quotations are not readily available are valued at their respective fair values in accordance with pricing procedures adopted by the Fund’s Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board. The use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would be calculated without regard to such considerations.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Validea Market Legends ETF

NOTES TO FINANCIAL STATEMENTS
November 30, 2016 (Continued)

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2016:

Assets^	Level 1	Level 2	Level 3		Total
Common Stocks	$21,492,930	$—	$—		$21,492,930
Closed-End Funds	180,197	—	—		180,197
Rights	—	—	—	*	—
Short-Term Investments	194,904	—	—		194,904
Total Investments in Securities	$21,868,031	$—	$—		$21,868,031

^	See Schedule of Investments for breakout of investments by sector classification.
*
As of the year ended November 30, 2016, the Fund holds rights that are fair valued at $0 and classified as Level 3.  The rights were also classified as Level 3 as of November 30, 2015, and there was no activity during the fiscal year. As such, a rollforward of Level 3 assets is not provided.

Transfers between levels are recognized at the end of the reporting period. During the year ended November 30, 2016, the Fund did not recognize any transfers to or from Levels 1, 2, or 3.

B.
Federal Income Taxes. The Fund complies with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income tax provision is required. As of and during the year ended November 30, 2016, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority.

As of and during the year ended November 30, 2016, the Fund did not have liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. During the year ended November 30, 2016, the Fund did not incur any interest or penalties.

C.
Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations.

Validea Market Legends ETF

NOTES TO FINANCIAL STATEMENTS
November 30, 2016 (Continued)

Distributions received from a Fund’s investments in REITs may be characterized as ordinary income, net capital gain, or a return of capital. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, the Fund must use estimates in reporting the character of its income and distributions for financial statement purposes. The actual character of distributions to the Fund’s shareholders will be reflected on the Form 1099 received by shareholders after the end of the calendar year. Due to the nature of REIT investments, a portion of the distributions received by the Fund’s shareholders may represent a return of capital.

D.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gain on securities for the Fund are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

E.
Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

F.
Share Valuation. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which NASDAQ is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

G.
Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

H.
Reclassification of Capital Accounts. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share.

The permanent differences primarily relate to net operating losses and redemptions in kind. For the year ended November 30, 2016, the following table shows the reclassifications made:

Validea Market Legends ETF

NOTES TO FINANCIAL STATEMENTS
November 30, 2016 (Continued)

Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid-In Capital
$18,284	$(239,494)	$221,210

During the year ended November 30, 2016, the Fund realized $240,997 in net capital gain resulting from in-kind redemptions, in which shareholders exchanged Fund shares for securities held by the Fund rather than for cash. Because such gains are not taxable to the Fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

I.
Subsequent Events. In preparing these financial statements, Management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued. There were no events or transactions that occurred during the period subsequent to November 30, 2016 that materially impacted the amounts or disclosures in the Fund’s financial statements.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Validea Capital Management, LLC (“the Adviser”) serves as the investment adviser to the Fund. Pursuant to an Investment Advisory Agreement (“Advisory Agreement”) between the Trust, on behalf of the Fund, and the Adviser, the Adviser provides investment advice to the Fund and oversees the day-to-day operations of the Fund, subject to the direction and control of the Board and the officers of the Trust. Under the Advisory Agreement, the Adviser also arranges for the transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Fund to operate. Under the Advisory Agreement, the Advisor has agreed to pay all expenses of the Fund, except for: the fee paid to the Adviser pursuant to the Advisory Agreement, interest charges on any borrowings, dividends on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses. For services provided to the Fund, the Fund pays the Adviser 0.79% at an annual rate based on the Fund’s average daily net assets.

U.S. Bancorp Fund Services, LLC (“USBFS” or “Administrator”) acts as the Fund’s Administrator and, in that capacity, performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund, including regulatory compliance monitoring and financial reporting; prepares reports and materials to be supplied to the Board; and monitors the activities of the Fund’s custodian, transfer agent, and fund accountants. USBFS also serves as the transfer agent and fund accountant to the Fund. U.S. Bank N.A., an affiliate of USBFS, serves as the Fund’s custodian.

Validea Market Legends ETF

NOTES TO FINANCIAL STATEMENTS
November 30, 2016 (Continued)

Quasar Distributors, LLC, (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

A Trustee and all officers of the Trust are affiliated with the Administrator, Distributor, and Custodian.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

During the year ended November 30, 2016, purchases and sales of securities by the Fund, excluding short-term securities and in-kind transactions, were $26,025,403 and $26,128,930, respectively.

During the year ended November 30, 2016, there were no purchases or sales of U.S. Government securities.

During the year ended November 30, 2016,  in-kind transactions associated with redemptions were $2,097,986 and there were no creations.

NOTE 5 – INCOME TAX INFORMATION

The components of distributable earnings (losses) and cost basis of investments for federal income tax purposes at November 30, 2016 were as follows:

Tax cost of investments	$18,203,137
Gross tax unrealized appreciation	4,145,399
Gross tax unrealized depreciation	(480,505)
Net unrealized appreciation/(depreciation)	3,664,894
Undistributed ordinary income	139,000
Undistributed long term capital gains	—
Total distributable earnings	139,000
Other accumulated gain/(loss)	(3,826,503)
Total accumulated gain/(loss)	$(22,609)

The difference between the cost basis for financial statement and federal income tax purposes was primarily due to timing differences in the recognizing wash sales.

As of November 30, 2016, the Fund had no post-October capital losses or late-year ordinary losses.

As of November 30, 2016, the Fund had a capital loss carryforward of $3,905,008. This amount does not have an expiration date.

The tax character of distributions paid by the Fund during the year ended November 30, 2016 and the period ended November 30, 2015 was as follow:

Validea Market Legends

ETF NOTES TO FINANCIAL STATEMENTS
November 30, 2016 (Continued)

	Year Ended November 30, 2016	Period Ended November 30, 2015
Ordinary Income	$61,095	$ —

NOTE 6 – SHARE TRANSACTIONS

Shares of the Fund are listed and traded on NASDAQ. Market prices for the shares may be different from their NAV. The Fund issues and redeems shares on a continuous basis at NAV only in blocks of 50,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day.  Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Creation Units may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

The Fund currently offers one class of shares, which has no front-end sales load, no deferred sales charges, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Unit. The standard fixed creation and redemption transaction fee for the Fund is $250. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% as a percentage of the value of the Creation Units subject to the transaction.  There were no variable fees received during the year. The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges.

Validea Market Legends ETF

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Validea Market Legends ETF and Board of Trustees of ETF Series Solutions

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Validea Market Legends ETF (the “Fund”), a series of ETF Series Solutions, as of November 30, 2016, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two periods in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of November 30, 2016, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Validea Market Legends ETF as of November 30, 2016, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.
Cleveland, Ohio
January 30, 2017

Validea Market Legends ETF

TRUSTEES AND OFFICERS
(Unaudited)

Additional information about each Trustee of the Trust is set forth below. The address of each Trustee of the Trust is c/o USBFS, 615 E. Michigan Street, Milwaukee, WI 53202.

Name and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees

Leonard M. Rush, CPA Born: 1946	Lead Independent Trustee and Audit Committee Chairman	Indefinite term; since 2012	Retired; formerly Chief Financial Officer, Robert W. Baird & Co. Incorporated (2000–2011).	15	Independent Trustee, Managed Portfolio Series (36 portfolios); Director, Anchor Bancorp Wisconsin, Inc. (2011–2013).

Ronald T. Beckman, CPA Born: 1947	Trustee and Nominating Committee Chairman	Indefinite term; since 2012	Retired; formerly Audit Partner specializing in investment management, PricewaterhouseCoopers LLP (1972–2004).	15	None

David A. Massart Born: 1967	Trustee	Indefinite term; since 2012	Co-Founder and Chief Investment Strategist, Next Generation Wealth Management, Inc. (since 2005).	15	Independent Trustee, Managed Portfolio Series (36 portfolios).

Interested Trustee

Michael A. Castino Born: 1967	Trustee and Chairman	Indefinite term; Trustee since 2014; Chairman since 2013	Senior Vice President, USBFS (since 2013); Managing Director of Index Services, Zacks Investment Management (2011–2013); Vice President, Marco Polo Network (financial services firm) (2009–2011).	15	None

Validea Market Legends ETF

TRUSTEES AND OFFICERS
(Unaudited) (Continued)

The officers of the Trust conduct and supervise its daily business. The address of each officer of the Trust is c/o USBFS, 615 E. Michigan Street, Milwaukee, WI 53202. Additional information about the Trust’s officers is as follows:

Name and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Principal Officers of the Trust

Paul R. Fearday, CPA Born: 1979	President and Assistant Treasurer	Indefinite term; President and Assistant Treasurer since 2014 (other roles since 2013)	Senior Vice President, U.S. Bancorp Fund Services, LLC (since 2008); Manager, PricewaterhouseCoopers LLP (accounting firm) (2002–2008).

Michael D. Barolsky, Esq. Born: 1981	Vice President and Secretary	Indefinite term; since 2014 (other roles since 2013)	Vice President, USBFS (since 2012); Associate, Thompson Hine LLP (law firm) (2008–2012).

James R. Butz Born: 1982	Chief Compliance Officer	Indefinite term; since 2015	Senior Vice President, USBFS (since 2015); Vice President, USBFS (2014–2015); Assistant Vice President, USBFS (2011–2014); Operations Manager, USBFS (2007–2011).

Kristen M. Weitzel, CPA Born: 1977	Treasurer	Indefinite term; since 2014 (other roles since 2013)	Vice President, USBFS (since 2015); Assistant Vice President, USBFS (2011–2015); Manager, PricewaterhouseCoopers LLP (accounting firm) (2005–2011).

Stacie L. Lamb, Esq. Born: 1982	Assistant Secretary	Indefinite term; since 2015	Assistant Vice President, USBFS (since 2013); Compliance Representative, Quasar Distributors, LLC (2011–2013).

The Statement of Additional Information includes additional information about the Trustees and is available without charge, up on request, by calling toll free (800)-617-0004, by accessing the SEC’s website at www.sec.gov, or by accessing the Fund’s website at www.valideafunds.com.

Validea Market Legends ETF

EXPENSE EXAMPLE
For the Six Months Ended November 30, 2016 (Unaudited)

As a shareholder of Validea Market Legends ETF (the “Fund”) you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2016 – November 30, 2016).

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares.  Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  If these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2016	Ending Account Value November 30, 2016	Expenses Paid During the Period(1)
Actual	$1,000.00	$1,097.20	$4.14
Hypothetical (5% annual return before expenses)	$1,000.00	$1,025.00	$4.00

(1)
The dollar amounts shown as expenses paid during the period are equal to the annualized six-month period expense ratio, 0.79%, multiplied by the average account value during the period, multiplied by the number of days in the most recent six-month period, 183 days, and divided by the number of days in the most recent twelve month period, 366 days.

Validea Market Legends ETF

APPROVAL OF ADVISORY AGREEMENTS & BOARD CONSIDERATIONS
(Unaudited)

Pursuant to Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), at a meeting held on April 14, 2016 (the “Meeting”), the Board of Trustees (the “Board”) of ETF Series Solutions (the “Trust”) considered the approval of the continuation of the Investment Advisory Agreement (the “Advisory Agreement”) between Validea Capital Management, LLC (“Validea” or the “Adviser”) and the Trust, on behalf of the Validea Market Legends ETF (the “Fund”).

Prior to the Meeting, the Board, including the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), reviewed written materials from the Adviser regarding, among other things: (i) the nature, extent, and quality of the services provided by the Adviser; (ii) the historical performance of the Fund; (iii) the cost of the services provided and the profits realized by the Adviser and its affiliates from services rendered to the Fund; (iv) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (v) the extent to which economies of scale would be realized as the Fund grows and whether the advisory fee for the Fund reflects these economies of scale for the benefit of the Fund; and (vi) other financial benefits to the Adviser and its affiliates resulting from services rendered to the Fund.

The Board also considered that it had met with representatives from the Adviser, along with other service providers of the Fund, during the course of the year to discuss additional oral and written information about the Fund and the Adviser, and the Board considered that information alongside the Materials in its evaluation of the Adviser’s fees and other aspects of the Advisory Agreement. The Board then discussed the written materials that it had received and any other information that the Board received at the Meeting, and deliberated on the approval of the Advisory Agreement in light of this information. In its deliberations, the Board did not identify any single piece of information discussed below that was all-important or controlling.

Approval of the Advisory Agreement with the Adviser

Nature, Extent, and Quality of Services Provided. The Trustees considered the scope of services provided under the Advisory Agreement, noting that the Adviser would continue to provide investment management services to the Fund. In considering the nature, extent, and quality of the services provided by the Adviser, the Board considered the quality of the Adviser’s compliance infrastructure and past reports from the Trust’s Chief Compliance Officer. The Board also considered its previous experience with the Adviser providing investment management services to the Fund. The Board noted that it had previously received a copy of the Adviser’s registration form (“Form ADV”), as well as the response of the Adviser to a detailed series of questions which included, among other things, information about the background and experience of the firm’s management and staff.

Validea Market Legends ETF

APPROVAL OF ADVISORY AGREEMENTS & BOARD CONSIDERATIONS
(Unaudited) (Continued)

The Board also considered other services currently provided by the Adviser to the Fund, such as monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various policies and procedures and with applicable securities regulations.

Historical Performance. The Board noted that it had received information regarding the Fund’s performance as of March 31, 2016 in the Materials. The Board noted that for the 1-year and since inception periods ended March 31, 2016, the Fund had underperformed the Russell 2000 Index and significantly underperformed the S&P 500 Total Return Index. However, the Board also noted that the Fund had been operating for less than two years, which was a short period of time by which to judge the Adviser’s performance.

Cost of Services Provided and Economies of Scale. The Board then reviewed the expense ratio for the Fund and compared it to the universe of US Mid-Cap Blend ETFs as reported by Morningstar. The Board noted that, while the expense ratio for the Fund was significantly higher than the category’s median, many of the ETFs were significantly larger than the Fund. The Board further noted that the peer group contained a number of low-cost funds that are part of large fund families frequently engaged in price wars. The Board noted that the costs of such “peer” funds may not allow for an apt comparison because such funds may be launched for reasons not related to the adviser generating a profit from the particular peer fund, such as to protect the market share of the overall fund family. The Board also noted that such funds may benefit from an unusually low cost structure based on the scale of their fund family. The Board considered that the Fund’s expense ratio was reflective of the significant expense and resources associated with the Adviser’s sophisticated investment strategy.

The Board took into consideration that the advisory fee for the Fund was a “unified fee,” meaning that the Fund paid no expenses other than the advisory fee and certain other costs such as interest, brokerage and extraordinary expenses and, to the extent it is implemented, fees pursuant to a Distribution and/or Shareholder Servicing (12b-1) Plan. The Board noted that the Adviser continued to be responsible for compensating the Trust’s other service providers and paying the Fund’s other expenses out of its own fee and resources. The Board also evaluated the compensation and benefits received by the Adviser from its relationship with the Fund, taking into account an analysis of the Adviser’s profitability with respect to the Fund.

The Board noted that it intends to monitor fees as the Fund grows in size and assess whether fee breakpoints may be warranted.

Validea Market Legends ETF

APPROVAL OF ADVISORY AGREEMENTS & BOARD CONSIDERATIONS
(Unaudited) (Continued)

Conclusion. No single factor was determinative of the Board’s decision to approve the continuation of the Advisory Agreement; rather, the Board based its determination on the total mix of information available to it. Based on a consideration of all the factors in their totality, the Board, including a majority of the Independent Trustees, determined that the Advisory Agreement, including the compensation payable under the agreement, was fair and reasonable to the Fund. The Board, including a majority of the Independent Trustees, therefore determined that the approval of the continuation of the Advisory Agreement was in the best interests of the Fund and its shareholders.

Validea Market Legends ETF

FEDERAL TAX INFORMATION
(Unaudited)

For the fiscal year ended November 30, 2016, certain dividends paid by the Fund may be subject to the maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100%.

For corporate shareholders, the percentage of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended November 30, 2016 was 100%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Fund was 0%.

INFORMATION ABOUT PORTFOLIO HOLDINGS
(Unaudited)

The Fund files its complete schedules of portfolio holdings for its first and third fiscal quarters with the Securities and Exchange Commission (“SEC”) on Form N-Q. The Fund’s Form N-Q is available without charge, upon request, by calling toll-free at (800) 617-0004.  Furthermore, you may obtain the Form N-Q on the SEC’s website at www.sec.gov. The Fund’s portfolio holdings are posted on its website at www.valideafunds.com daily.

INFORMATION ABOUT PROXY VOTING
(Unaudited)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is provided in the Statement of Additional Information (“SAI”).  The SAI is available without charge, upon request, by calling toll-free at (800) 617-0004, by accessing the SEC’s website at www.sec.gov, or by accessing the Fund’s website at www.valideafunds.com.

Information regarding how the Fund voted proxies relating to portfolio securities during the twelve months ending June 30 is available by calling toll-free at (800) 617-0004 or by accessing the SEC’s website at www.sec.gov.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS
(Unaudited)

Information regarding how often shares of the Fund trades on the exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund is available, without charge, on the Fund’s website at www.valideafunds.com.

(This Page Intentionally Left Blank.)

Adviser
Validea Capital Management, LLC
363 Ridgewood Rd
West Hartford, Connecticut 06107

Distributor
Quasar Distributors, LLC
615 East Michigan Street, 4th Floor
Milwaukee, Wisconsin  53202

Custodian
U.S. Bank National Association
Custody Operations
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wisconsin  53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio  44115

Legal Counsel
Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, DC  20004

Validea Market Legends ETF
Symbol – VALX
CUSIP – 26922A883

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.
A copy of the registrant’s Code of Ethics is incorporated by reference.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Mr. Leonard Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2016	FYE 11/30/2015
Audit Fees	$14,000	$13,500
Audit-Related Fees	N/A	N/A
Tax Fees	$3,000	$3,000
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2016	FYE 11/30/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2016	FYE 11/30/2015
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act.  The independent members of the committee are as follows: Ronald T. Beckman, David A. Massart, Leonard M. Rush.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President (principal executive officer) and Treasurer (principal financial officer) have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. “Filed herewith”

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  ETF Series Solutions

By (Signature and Title  /s/ Paul Fearday
                                          Paul Fearday, President (principal executive officer)

Date   February 22, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Paul Fearday
                                             Paul Fearday, President (principal executive officer)

Date   February 22, 2017

By (Signature and Title)* /s/ Kristen Weitzel
                                              Kristen Weitzel, Treasurer (principal financial officer)

Date   February 22, 2017

* Print the name and title of each signing officer under his or her signature.